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                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549

                                   -------------

                                      FORM 8-K


                                   CURRENT REPORT
       PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  September 10, 1998
                                                 ----------------------------

                              Digi International Inc.
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               (Exact name of Registrant as specified in its charter)



           DELAWARE                     0-17972                41-1532464
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 (State or other jurisdiction  (Commission File Number)       (IRS Employer
       of incorporation)                                   Identification No.)



           11001 BREN ROAD EAST
           MINNETONKA, MINNESOTA                                  55343
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 (Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code (612) 912-3444
                                                   --------------------------





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Item 5.   OTHER EVENTS.

          The Press Release of Digi International Inc. dated September 10, 1998 which is attached hereto as Exhibit 99 is hereby incorporated by reference in response to this Item 5.


Item 7.   EXHIBITS.

          99.  Press Release dated September 10, 1998.












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                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              DIGI INTERNATIONAL INC.



Date:  September 11, 1998     By /s/ Jonathon E. Killmer
                                ----------------------------------------------
                                 Jonathon E. Killmer
                                 Senior Vice President, Chief Financial Officer and Treasurer











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                                   EXHIBIT INDEX



 No.    Exhibit                                     Page
----    -------                                     -----
 99     Press Release dated September 10, 1998.     Filed
                                                    Electronically